                                                                    EXHIBIT 99.4


                            AMENDMENT TO WORK LETTERS

        THIS AMENDMENT TO WORK LETTERS (this "Amendment") is made as of January 29, 2003, by and between M-F DOWNTOWN SUNNYVALE, LLC, a Delaware limited liability company (herein called "M-F Downtown"), and HANDSPRING FACILITY COMPANY, LLC, a Delaware limited liability company (herein called "HFC"). Capitalized terms used but not defined herein shall have the meanings given them in the Work Letters.

                                    RECITALS

        This Agreement is entered into upon the basis of the following facts, understandings and intentions of the parties:

        A. M-F Downtown owns certain real property located in Sunnyvale, Santa Clara County, California, commonly known as 100 Mathilda Place and more particularly described on Exhibit A hereto (the "Building 3 Parcel") and a multi-story office building ("Building 3") situated therein.

        B. M-F Downtown also owns certain real property located in Sunnyvale, Santa Clara County, California, commonly known as 150 Mathilda Place and more particularly described on Exhibit B hereto (the "Building 2 Parcel" and, together with the Building 3 Parcel, the "Property") and a multi-story office building ("Building 2" and, together with Building 3, the "Buildings") situated therein.

        C. On or about February 14, 2001, M-F Downtown, as landlord, and Handspring, Inc. ("Handspring"), as tenant, entered into that certain Lease Agreement (Building 3) (as the same has been amended by the parties prior to the date hereof, the "Building 3 Lease"), whereby M-F Downtown agreed to lease to Handspring, and Handspring agreed to lease from M-F Downtown, all of the Rentable Area within Building 3 other than the Excluded Space (as the terms "Rentable Area" and "Excluded Space" are defined in the Building 3 Lease) and certain associated parking and other rights. All of Handspring's right, title and interest under the Building 3 Lease has been assigned to HFC pursuant to that certain Assignment and Assumption Agreement dated as of the date of this Amendment.

        D. In connection with the Building 3 Lease, M-F Downtown and Handspring entered into that certain Work Letter (Building 3) (as the same has been amended by the parties prior to the date hereof, the "Building 3 Work Letter") governing the completion of construction of Building 3 by M-F Downtown and Handspring and the construction of certain tenant improvements therein by Handspring. As security for the performance of its obligations under the Building 3 Work Letter, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 3 TI Letter of Credit") in the amount of Fourteen Million Two Hundred Thousand Dollars ($14,200,000). All of Handspring's right, title and interest under the Building 3 Work Letter has been assigned to HFC pursuant to that certain Assignment and Assumption Agreement dated as of the date of this Amendment.

        E. On or about February 14, 2001, M-F Downtown, as landlord, and Handspring, as tenant also entered into that certain Lease Agreement (Building
2) (as the same has been


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amended by the parties prior to the date hereof, the "Building 2 Lease"), whereby M-F Downtown agreed to lease to Handspring, and Handspring agreed to lease from M-F Downtown, all of the Rentable Area within Building 2 (as the term "Rentable Area" is defined in the Building 2 Lease) and certain associated parking and other rights. All of Handspring's right, title and interest under the Building 2 Lease has been assigned to HFC pursuant to that certain Assignment and Assumption Agreement dated as of the date of this Amendment.

        F. In connection with the Building 2 Lease, M-F Downtown and Handspring entered into that certain Work Letter (Building 2) (as the same has been amended by the parties prior to the date hereof, the "Building 2 Work Letter") governing the completion of construction of Building 2 by M-F Downtown and Handspring and the construction of certain tenant improvements therein by Handspring. All of Handspring's right, title and interest under the Building 2 Work Letter has been assigned to HFC pursuant to that certain Assignment and Assumption Agreement dated as of the date of this Amendment.

        G. As contemplated by the Building 2 Lease and the Building 3 Lease (collectively, the "Leases") and by the Building 2 Work Letter and the Building 3 Work Letter (collectively, the "Work Letters"), Bank of America, N.A., as administrative agent for M-F Downtown's construction lenders (collectively, the "Construction Lenders") (Bank of America, N.A., acting in such capacity being referred to herein as ("Bank of America"), has become the beneficiary under the Building 3 TI Letter of Credit. In accordance with the terms of the Building 3 Work Letter, the principal amount of the Building 3 TI Letter of Credit has been reduced to Ten Million Three Hundred Twenty-Eight Thousand One Hundred Twenty-Four and 23/100 Dollars ($10,328,124.23); the Building 3 TI Letter of Credit has not been drawn upon by M-F Downtown or Bank of America.

        H. Handspring is the sole member of HFC.

        I. In light of the current business cycle and the local market for commercial real estate leasing and sub-leasing, Handspring has requested that M-F Downtown provide Handspring with significant economic relief under the terms of the Buildings 2 Lease and the Building 3 Lease (collectively, the "Leases"). On careful analysis, Handspring has concluded that if the parties can agree on terms for modifying the Leases, Handspring will benefit both as to the immediately quantifiable economic relief bargained for and as to the opportunity afforded Handspring to thereby continue its business.

        J. In light of the current business cycle and the local market for commercial real estate leases and sub-leasing, M-F Downtown is willing to enter into a material restructuring of the Leases, but only if the transaction is economically balanced, fair in fact and on arms' length terms.

        K. The parties have agreed to co-operate in the form of a unified transaction involving the restructuring of the Leases in a manner which includes the sale of Building 3 by M-F Downtown in order to provide Handspring with the requested economic relief, to minimize financial loss to the parties, and to adopt a single, integrated structure that will enable Handspring to perform its modified obligations to M-F Downtown, while minimizing the risk to M-F Downtown should Handspring subsequently be unwilling or unable to so perform, all


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pursuant to that certain Property Purchase and Lease Modification Agreement dated as of January 16, 2003 by and between M-F Downtown, Handspring and HFC (the "Purchase Agreement").

        L. Pursuant to the Purchase Agreement, as of the date hereof, (i) M-F Downtown has sold, transferred and conveyed Building 3 to HFC, and HFC has purchased and acquired Building 3 from M-F Downtown; (ii) M-F Downtown and HFC have terminated the Building 2 Lease; and (ii) M-F Downtown and HFC have modified the terms of the Building 3 Lease to, among other things, redefine the Premises to include the Building 3 Parcel and to exclude Building 3, and alter the term of such lease (such modified lease being referred to as the "Modified Building 3 Lease").

        M. HFC's obligations pursuant to each of the Work Letters are and have been independent of, and in addition to, HFC's obligations under the Leases.

        N. The Work Letters collectively require that HFC complete certain Warm Shell Improvements and Tenant Improvements to the Buildings in an aggregate amount equal to or in excess of $23,484,000, and Handspring, as HFC's predecessor-in-interest under the Work Letters, has performed a portion of HFC's obligations under each of the Work Letters. The unperformed portion of HFC's obligations under the Work Letters immediately prior to the effectiveness of this Amendment has an aggregate value in excess of $9,025,525.03.

        O. M-F Downtown and HFC desire to modify the Work Letters in accordance with the foregoing Recitals, and also to reflect all other terms and conditions set forth in this Amendment to Work Letters and for the purposes provided herein.

                NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. PARTIES TO AGREEMENT. All references in the Work Letter to "Landlord" shall be changed to refer to "M-F Downtown", and all references to "Tenant" shall be changed to refer to "HFC".

        2. EXISTING OBLIGATIONS. M-F Downtown and HFC acknowledge and agree that
(a) M-F Downtown has fully performed all of M-F Downtown's obligations under each of the Work Letters, including, without limitation, all obligations included in "Landlord's Work" under each of the Work Letters, and that M-F Downtown has no further obligations of any kind under either Work Letter, except for the obligations expressly set forth in this Amendment; and (b) Handspring's obligations as "Tenant" under each of the Work Letters have been assigned to and assumed by HFC, and such obligations are amended by Paragraph 4 below and, accordingly, neither Handspring nor HFC has further obligations of any kind under either Work Letter, except for the obligations expressly set forth in this Amendment.

        3. HFC WORK DEFINED. As of the date of this Agreement, HFC's obligations to complete and pay for the "Tenant's Work" under the Work Letters are terminated and replaced with the "HFC Work" as described in this Paragraph 3. HFC shall, from and after the date of this Amendment, from time-to-time, upon the written request of M-F Downtown, (i) enter into


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agreements with contractors pursuant to Paragraph 4 below for the performance of various portions of the work defined in the Work Letters as "Tenant's Work" and/or construction of other improvements to Building 2 and/or Building 3 which are determined by M-F Downtown to be necessary or appropriate in connection with efforts to re-lease the Buildings; (ii) pay real estate brokerage commissions incurred in connection with the leasing of the Buildings and/or (iii) pay real property taxes and assessments, insurance premiums and/or other operating costs incurred in connection with the Project (all of the foregoing work and cost obligations being referred to herein as the "HFC Work"); provided, however, that
(a) the aggregate cost of all of the HFC Work shall not exceed Nine Million Twenty-Five Thousand Five Hundred Twenty-Five and 03/100 Dollars ($9,025,525.03) (the "Maximum Cost"), and (b) M-F Downtown's only recourse against HFC or Handspring with respect to the HFC Work and/or payment of costs therefor shall be to make draws upon the "Modified TI Letter of Credit" (as defined in Paragraph 6 below).

        4. COMPLETION OF HFC WORK.

                (a) CONTRACTS FOR HFC WORK. M-F Downtown may designate the Warm Shell Contractor and/or such other contractor(s) to perform the construction of the improvements that are included within the HFC Work pursuant to one or more written agreements with HFC entered into pursuant to this Paragraph 4(a). HFC shall execute written agreements with such contractor(s), architect(s), engineer(s), supplier(s) and other third parties providing services and/or materials for the HFC Work (each of the foregoing individually, a "Contractor" and collectively, "Contractors") as may be requested by M-F Downtown within two
(2) business days after receipt of such request, provided that any such agreements with such Contractor(s) shall (i) provide that HFC's liability under such agreement or arising out of such HFC Work shall be limited to the balance remaining undrawn from time-to-time under the Modified TI Letter of Credit, that the Contractor(s) shall have no recourse against HFC personally for payment for HFC Work, and that such Contractor(s)' only recourse with respect to payment for any of such HFC Work shall be to cause M-F Downtown to draw (or to cause Bank of America, as the Beneficiary thereunder to draw) on the Modified TI Letter of Credit and to cause proceeds from such draw to be paid to such Contractor(s) in amounts then due; (ii) provide that M-F Downtown shall be a third party beneficiary of such agreements, and (iii) contain commercially reasonable insurance and indemnification requirements as determined by the Project Developer (as defined below) in its reasonable discretion. M-F Downtown shall enter into, and shall cause the Beneficiary under the Modified TI Letter of Credit to enter into, such agreements with Contractor(s) for the HFC Work as may be reasonably necessary to cause payment of such Contractor(s) for HFC Work from draws on the Modified TI Letter of Credit and to otherwise effectuate the agreements set forth in this Paragraph 4.

                (b) PROJECT MANAGEMENT. HFC has entered into the Project Management Agreement with The Mozart Development Company ("Project Manager") attached hereto as Exhibit C, authorizing the Project Manager to act as project manager for all HFC Work, including acting as construction manager of all construction related to the HFC Work.

                (c) POWER OF ATTORNEY.


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
                        (i) HFC hereby irrevocably constitutes and appoints M-F Downtown and any officer of M-F Downtown and any agent designated by such officer, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of HFC and in the name of HFC, or in its own name, from time to time in M-F Downtown's discretion, for the purpose of carrying out the terms of this Amendment to Work Letters, to take the following action and/or to execute and deliver the following documents and instruments and hereby gives M-F Downtown the power and right, on behalf of HFC, without notice to or assent by HFC to do the following:

                                (A) in the name of HFC, to enter into such
                contracts and agreements with Contractor(s) as may be designated by M-F Downtown in accordance with this Paragraph 4, provided that (I) any such contract and/or agreement complies with the express requirements of this Paragraph 4, (II) HFC has not signed and returned such contract and/or agreement to M-F Downtown and/or to the Project Manager within two (2) business days after receipt thereof together with request for signature in accordance with Paragraph 4(a), and (III) M-F Downtown delivers to HFC a copy of each contract or agreement executed pursuant to this power of attorney promptly after it is signed; and

                                (B) at any time and from time to time after the
                occurrence of a Work Letter Draw Event (other than the Work Letter Draw Event described in clause V of Subparagraph 13(d)(i)), to execute any assignments or other instruments of conveyance or transfer with respect to any HFC Work in progress and/or any contracts with respect thereto and/or any plans, specifications, drawings and other work product in connection with HFC Work if HFC does not sign and return any such assignments or other instruments to M-F Downtown within three
                (3) days after receipt thereof.

                        (ii) The powers conferred on M-F Downtown hereunder are solely to protect M-F Downtown's interests under this Amendment to Work Letters and shall not impose any duty upon it to exercise any such powers.

        5. LIMITATION ON HFC'S OBLIGATIONS. Notwithstanding anything to the contrary in this Amendment or in the Work Letters, HFC's obligations to perform and pay for the HFC Work under the Work Letters, as amended by this Amendment, and any and all other liabilities arising out of the HFC Work (except to the extent caused by HFC's active negligence or willful misconduct) shall be limited in the aggregate to the Maximum Cost, and M-F Downtown's only recourse with respect to HFC's obligations to complete and pay for the HFC Work shall be to the Modified TI Letter of Credit. M-F Downtown shall indemnify and hold HFC harmless from and defend HFC against any and all claims or liability (i) for any costs or expenses in excess of the Maximum Cost arising out of the HFC Work,
(ii) for any injury or damage to any person or property, including any reasonable attorneys' fees, occurring in connection with the HFC Work, except to the extent such injury or damage is caused by the active negligence or willful misconduct of HFC, and/or (iii) resulting from M-F Downtown's wrongful exercise of the power of attorney pursuant to Paragraph 4(c) including, without limitation, by entering into, in HFC's name, any contract or agreement that does not comply with the requirements of Paragraph 4(a).


                                      -5-
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        6. MODIFIED TI LETTER OF CREDIT. M-F Downtown acknowledges that it, or its Mortgagee, holds an unconditional, irrevocable, transferable letter of credit (the "Modified TI Letter of Credit") issued by Wells Fargo Bank in the aggregate amount of Nine Million Twenty-Five Thousand Five Hundred Twenty-Five and 03/100 Dollars ($9,025,525.03), to secure and insure the faithful performance by HFC of all of the covenants, terms and conditions of the Work Letters, as amended by this Amendment. The Modified TI Letter of Credit is given with the understandings set forth in, and shall comply with the requirements of, Paragraph 13 of each Work Letter as modified by Paragraph 8(b) of this Amendment.

        7. TERMINATION OF LEASE. Upon the expiration or sooner termination of the Modified Building 3 Lease, M-F Downtown may draw (or cause the Beneficiary thereunder to draw) the entire face amount of the Modified TI Letter of Credit, and the proceeds thereof may be used to pay for HFC Work and/or other expenses not described in this Amendment but related to the Project or the Buildings and/or paid to M-F Downtown or the Beneficiary, all as M-F Downtown may elect in its sole discretion.

        8. SPECIFIC AMENDMENTS TO WORK LETTER. Each of the Work Letters are specifically amended as follows:

                (a) By deleting Paragraphs 3(b) and (c), 4, 5, 6, 7, 8, 9, 10, 11, 12, 14, 15, 16 and 17 of each of the Work Letters in their entirety.

                (b) By amending Paragraph 13 of each Work Letter to read as follows:

                13. INDEPENDENT OBLIGATIONS/SECURITY. The parties acknowledge and agree as follows:

                        (a) INDEPENDENT OBLIGATIONS. In consideration of M-F Downtown's agreement to enter into the Purchase Agreement and the transactions contemplated thereby, and with the understanding of the limitations on damages that may result from application of the Bankruptcy Code, HFC has agreed that HFC's obligations under the Work Letters shall be independent of, and in addition to, Handspring's and HFC's obligations under the Purchase Agreement, the Modified Building 3 Lease and/or any and all other documents and instruments entered into by and between M-F Downtown, Handspring and HFC. HFC has provided the Modified TI Letter of Credit, in accordance with Paragraph 6, to secure HFC's independent obligations under the Work Letters as amended by this Amendment and payment of all costs therefor.

                        (b) Intentionally Deleted.

                        (c) REQUIREMENTS OF MODIFIED TI LETTER OF CREDIT. The Modified TI Letter of Credit shall be issued by Wells Fargo Bank, or another financial institution acceptable to M-F


                                      -6-
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        Downtown and any Mortgagee, in their respective sole discretion, and in form and substance acceptable to M-F Downtown and any Mortgagee, in the reasonable exercise of their respective discretion, with an original term of no less than one year and automatic extensions through at least January 30, 2004. M-F Downtown and any Mortgagee shall not unreasonably withhold their approval of such a financial institution if it is a national bank, or a bank branch located in the United States (with an office in the United States allowing the Modified TI Letter of Credit to be presented to and paid by such office pursuant to procedures acceptable to M-F Downtown in its reasonable discretion) with assets of the issuing bank or bank branch in excess of Twenty Billion Dollars ($20,000,000,000). The Modified TI Letter of Credit shall (i) be a stand-by, at-sight, irrevocable letter of credit; (ii) be payable to M-F Downtown, its Mortgagee or their assignees (any of the foregoing, the "Beneficiary"); (iii) require that any draw on the Modified TI Letter of Credit shall be made only upon receipt by the issuer of a letter signed by a purported authorized representative of the Beneficiary certifying that the Beneficiary is entitled to draw on the Modified TI Letter of Credit pursuant to this Amendment; (iv) allow partial draws; and (v) provide that it is governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions) or the International Standby Practices (ISP 98). M-F Downtown acknowledges that the Modified TI Letter of Credit which it or its Mortgagee now holds satisfies the requirements of this Amendment. HFC shall keep the Modified TI Letter of Credit, at its expense, in full force and effect until at least January 30, 2004, and shall use good faith efforts to cause such Modified TI Letter of Credit to be extended (by one or more extensions) to the earlier of the thirtieth (30th) day after the termination of the Building 3 Lease and January 30, 2008. The Modified TI Letter of Credit shall provide at least thirty (30) days' prior written notice to M-F Downtown and the Beneficiary of cancellation or material change thereof.

                        (d) WORK LETTER DRAW EVENTS.

                                (i) "WORK LETTER DRAW EVENT" DEFINED. A "Work Letter Draw Event" shall mean any of the following: (I) Handspring and/or HFC are the subject of an Insolvency Proceeding; (II) a Default by HFC occurs under the Modified Building 3 Lease; (III) the Modified TI Letter of Credit is not extended at least thirty (30) days prior to its expiration; (IV) the Modified Building 3 Lease expires or is terminated for any reason; and (V) any costs are incurred by any party in connection with any of the HFC Work.


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                                (ii) M-F DOWNTOWN OPTIONS. At any time after a
        Work Letter Draw Event occurs, M-F Downtown or the Beneficiary, at its option, may present its written demand for payment of the entire undisbursed amount thereof, or such portion of the face amount as M-F Downtown or the Beneficiary may elect, of the Modified TI Letter of Credit and the funds so obtained shall become due and payable to the Beneficiary, and funds so obtained may be used, at M-F Downtown's sole option, (A) to reimburse M-F Downtown for costs incurred by M-F Downtown in connection with performance of HFC's obligations hereunder; and/or
        (B) to complete all, or such portion as M-F Downtown may elect, of the HFC Work or, in lieu of all or any portion thereof, any other improvements or alterations to the Buildings and/or Project; and/or (C) to compensate M-F Downtown for damages incurred, or to reimburse M-F Downtown as provided herein, in connection with or as a result of any Work Letter Draw Event; and/or (D) to pay amounts due to the Warm Shell Contractor and/or any other contractor or third party providing materials or services in connection with the HFC Work; and/or (E) for any other purpose as determined by M-F Downtown.

                                (iii) NO REPLACEMENT. If M-F Downtown or the
        Beneficiary draws any portion of the Modified TI Letter of Credit for any reason, whether or not permitted or contemplated by this Paragraph 13 or elsewhere in this Amendment, HFC shall not be required to provide a replacement Modified TI Letter of Credit, to restore the amount thereof, or to provide any other letter of credit or security under the Work Letters as amended by this Amendment.

                        (e) Intentionally Deleted.

                        (f) Intentionally Deleted.

                        (g) ASSIGNMENT OF LETTER OF CREDIT/MORTGAGEE. M-F Downtown shall be entitled to assign the Modified TI Letter of Credit and its rights thereto from time to time to a Mortgagee as security for the obligations of M-F Downtown to such Mortgagee, or in connection with a sale or other transfer of M-F Downtown's interest in all or a portion of the Project (provided that, in each instance, M-F Downtown pays any bank fees associated with any transfer of the Modified TI Letter of Credit). HFC shall cooperate with M-F Downtown in connection with any modifications of or amendments to the Modified TI Letter of Credit that may be reasonably requested by any Mortgagee


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        and/or in connection with any such assignment. At M-F Downtown's sole election, M-F Downtown may also direct HFC to cause the Modified TI Letter of Credit to directly name a Mortgagee as the sole beneficiary thereunder.

                        (h) Intentionally Deleted.

                        (i) ADDITIONAL OBLIGATIONS. The Modified TI Letter of Credit described in this Paragraph 13, and HFC's obligations and M-F Downtown's rights with respect thereto, shall be in addition to any letter of credit or other security deposit provided by HFC under any other document or instrument by and/or between M-F Downtown and/or HFC.

        9. ATTORNEYS' FEES. If either party brings any action against the other, declaratory or otherwise, arising out of this Amendment, and whether such litigation sounds in tort or in contract, the losing party shall pay the prevailing party a reasonable sum for attorney's fees, which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not the action is prosecuted to judgment.

        10. CHOICE OF LAW. This Amendment and all of the terms and conditions herein shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent preempted by federal laws.

        11. NO AMENDMENT. This Amendment and the Work Letters are not subject to modification or amendment except by a writing executed by M-F Downtown and HFC.

        12. COUNTERPARTS. This Amendment may be executed in separate counterparts. Each such counterpart hereof shall be deemed to be an original instrument but all such counterparts together shall constitute but one Amendment.

        13. TIME OF THE ESSENCE. Time is expressly declared to be of the essence of this Amendment, and of each, every and all of the covenants and conditions herein contained.

        14. ENTIRE AGREEMENT. This Amendment, together with the Purchase Agreement, constitutes the understanding and agreement of the parties hereto with respect to the matters set forth herein, and all prior agreements, understandings or representations with respect to the subject matter of this Amendment are hereby superseded, terminated and cancelled in their entirety and are of no further force or effect.

        15. CONSTRUCTION OF AGREEMENT. The parties hereto agree that both parties cooperated in drafting this Amendment. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Amendment against the party drafting it is not applicable and is waived. The provisions of this Amendment shall be interpreted in a reasonable manner to effect the intent of the parties and the purpose of this Amendment. If any provisions hereof shall be unenforceable or ineffective, all of the other provisions shall remain in full force and effect.


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
        16. SUCCESSORS AND ASSIGNS. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, successors, executors, administrators and assigns.

        17. NO OTHER AMENDMENTS. Except as expressly and specifically amended by this Amendment, the Work Letters and all terms and provisions thereof shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have each respectively caused this Amendment to be fully executed and delivered as of the date and year first above written.

                             M-F DOWNTOWN:
                             ------------

                             M-F Downtown Sunnyvale, LLC,
                             a Delaware limited liability company

                             By: M-D Ventures, Inc., a California
                                 Corporation, its Manager

                                 By: /s/ John Mozart
                                    --------------------------
                                    John Mozart, its President

                             HFC:
                             ---

                             HANDSPRING FACILITY COMPANY,
                             LLC, a Delaware limited liability company

                             By: Handspring, Inc.,
                                 a Delaware corporation
                                 Its Managing Member

                                 By: /s/ Donna Dubinsky
                                    --------------------------
                                 Its: CEO
                                    --------------------------


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